Supplement to the
Strategic Advisers® Municipal Bond Fund
June 16, 2021
Prospectus

The following information replaces similar information found in the “Fund Summary” section under the heading “Investment Adviser”.

Strategic Advisers (the Adviser) is the fund's manager. Delaware Investments Fund Advisers (DIFA), a series of Macquarie Investment Management Business Trust, FIAM LLC (FIAM), MacKay Shields LLC (MacKay Shields), Massachusetts Financial Services Company (MFS), and T. Rowe Price Associates, Inc. (T. Rowe Price) have been retained to serve as sub-advisers for the fund. FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan) have been retained to serve as sub-subadvisers for the fund. The Adviser may change a sub-adviser's asset allocation at any time, including allocating no assets to, or terminating the sub-advisory contract with, a sub-adviser.

The following information supplements information found in the “Fund Services” section under the heading “Sub-Adviser(s)”.

DIFA, at 100 Independence, 610 Market Street, Philadelphia, PA 19106, has been retained to serve as a sub-adviser for the fund. DIFA is a series of Macquarie Investment Management Business Trust, which is a subsidiary of Macquarie Management Holdings, Inc. (“MMHI”). MMHI, DIFA, and other affiliates of MMHI are together known as Macquarie Investment Management (“MIM”). As of June 30, 2021, MIM had approximately $360.8 billion in assets under management.

MFS, at 111 Huntington Avenue Boston, Massachusetts 02199, has been retained to serve as a sub-adviser for the fund. As of June 30, 2021, MFS had approximately $661.4 billion in assets under management.

SAM-21-01 1.9904173.100	September 16, 2021